Reconciliation of Statutory Federal Income Tax Rate to Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Statutory Federal Tax Rate [Line Items]
Federal rate	35.00%	35.00%	35.00%
State and local income taxes, net of federal income tax benefit	2.10%	1.60%	2.40%
Tax credits	(4.80%)	(2.10%)	(1.80%)
Tax-exempt income	(3.20%)	(2.60%)	(2.30%)
Foreign operations	(5.00%)	(3.20%)	(5.20%)
Other - net	(0.50%)	0.30%	0.20%
Effective rate	23.60%	29.00%	28.30%